SPARBAR, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
AUTHORIZED COMMON SHARES: 500,000,000

NUMBER
CERT.9999

SHARES
* 9000000000 *

COMMON STOCK

SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS IF ANY

COMMON STOCK
CUSIP 999999 99 9

SPAR® BAR
INNOVATION FOR GREATNESS

THIS CERTIFIES THAT

*** SPECIMEN ***

IS THE REGISTERED OWNER OF

*** NINE BILLION ***

FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.0001, OF **SPARBAR, INC.** TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSER AGENT AND REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

COMMON STOCK

SEAL:

SPARBAR, INC.
CORPORATE
SEAL
November 27, 2019
DELAWARE

DATED: JANUARY 01, 2009

SIGNED AND AUTHORIZED

PRESIDENT

SECRETARY

COUNTERSIGNED & REGISTERED:

WEST COAST STOCK TRANSFER, INC.

WEST COAST
STOCK TRANSFER

BY: ______________________

AUTHORIZED SIGNATURE

B 999999 AC:ACCT999 sc05210 999999ZZ9